Salomon Brothers Mortgage Securities VII, INC.
Mortgage Pass-Through Certificates
Series 1996-C1

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SALOMON CONTACTS: TRADING    PAUL OR JEFF   212-783-3659

                  FINANCE    IAN MCCOLOUGH  212-783-5638
                             ANGELA HUTZEL  212-783-5664

                  ANALYTICS  TONY LUPO      212-783-5838

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Summary
--------

Expected Structure:                                                 Approx
                                                        Estimated    Pass            PRELIMINARY               PAYMENT
Security  (FITCH/S&P)    Credit         Estimated         Avg.       Thru.  TARGETED  PRICE                    WINDOW
Class     Rating*        Support        Class Size       Life*       Rate   DOLLAR PX  TALK     Distrib.       BEG   END
------    ---------     -----------     ----------      ----------  ------  ---------  -----    --------       ---------
  A1       AAA/AAA        38.00%        50,000,000        3.55 yrs    TBA    101        75-80   Public         1     67
  A2       AAA/AAA        38.00%        81,500,000        6.28        TBA    101        85-90   Public         67   105
  IO       AAA FITCH ONLY   -            -                -           TBA                       Private-144A
  B        AA/AA          31.00         14,800,000        9.34        TBA    101       105-110  Public        105   115
  C        A/A            24.00         14,800,000        9.71        TBA    101       125-130  Public        115   116
  D        BBB/BBB        19.50          9,600,000        9.76        TBA    101       170-175  Public        116   119
  E        BB/BB           9.50         21,200,000        9.97        TBA                       Pvt-144A      119   119
  F        B-/B            4.25         11,100,000        9.97        TBA                       Pvt-144A      118   119
  G        NR              ----          9,000,000        4.44        TBA                       Pvt-144A      1     118
                                       -----------
                                       212,000,000

* Calculated assuming (i) no voluntary or involuntary prepayments, (ii) no extensions of a mortgage loan maturity and (iii) no optional termination.


Mortage Pool:
-------------
No. of loans:                43                 Approx. Gross WAC (range):  9.26%
                                                                         [7.95-11.16%]

Feb. 1, 1996 Bal (approx)    $212 million       Approx. Net WAC (range):    9.19%
                                                                         [7.88-11.09%]

Fixed Rate Loans:            100%               Approx. WAM (range):        88 mos
                                                                         [7/1/98-1/1/06]

Wtd. Avg. DSCR (range)       1.37               Wtd. Avg. LTV (range):      67.0%
                        [1.12x-2.79x]                                     [45-75%]

Property Type:          % of Total      Geographic Location:    % of Total
__________________________________      __________________________________
        Multifamily      34.5%          GA                       22.5%
        Retail           31.3           TX                       13.7
        Office            1.8           FL                       13.3
        Industrial        2.6           WA                       12.7
        Hotel            11.4           NJ                       10.6
        Other            18.4           Other                    27.2
                        -----                                   -----
                        100.0%                                  100.0%

Prepayment Penalties:                           %of Total
_________________________________________________________
        Lockout then yld mtn.                    30.4%
        Lockout then greater of 1%/yld mt.       25.3
        Yld. Mtn. then declining pct.            15.4
        Greater of 1%/Yld Mtn then decl penalty  12.0
        Yield Maintenance                        11.4
        Lockout then declining pct.               5.5
                                                -------
                                                100.0%



Certificate Interest:   On each Distribution Date, each Class of Certificates will be entitled to receive interest distributions in an amount equal to the Interest Distribution Amount (as defined in the prospectus supplement) together with any interest shortfalls remaining unpaid from prior Distribution Dates, in each case to the extent of
                        available funds after (i) payment of the Interest Distribution
                        Amount and interest shortfall for each other outstanding
                        Class of Certificates having an earlier alphabetical class designation and (ii) payment of the Principal Distribution
                        Amount for such Distribution Date to each
                        outstanding Class of Certificates having an earlier sequential designation.




Certificate Principal:  The Principal Distribution Amount for each Distribution Date will be distributed, first, to the Class A1 Certificates, until the Certificate Balance thereof has been reduced to zero and thereafter, sequentially to each other Class of Certificates in alphabetical order of class designation until its Certificate
                        Balance is reduced to zero, in each case, to the extent of available funds remaining afer required distributions of
                        interest to such Class and interest and principal payable to any other outstanding Class which has an equal or higher
                        distribution priority.

Master Servicer:        Midland Loan Services, L.P.

Special Servicer:       Midland Loan Services, L.P. or other designated party

Trustee:                La Salle National Bank

Fiscal Agent:           ABN AMRO Bank N.V.

Distribution Date:      20th business day of each month
                        commencing March 18, 1996

Cut-Off Date:           February 1, 1996

Closing Date:           February 29, 1996

Tax Status:             Triple REMIC

Delivery:               Public:         Book Entry through DTC
                        Private:        Physical

____________________________
Debt Service Coverage Ratio
____________________________

             DSCR                #      Sum of Loan Bal      % of Total         Cum %
    -------------------         ---     ---------------         ------          ------
        1.10  to  1.20           4      $ 10,661,311              5.03%          5.03
        1.20  to  1.30          10        95,398,118             44.99          50.02
        1.30  to  1.40          14        56,138,509             26.47          76.49
        1.40  to  1.50           4        14,917,639              7.04          83.53
        1.50  to  1.60           5         9,774,681              4.61          88.14
        1.60  to  1.70           0                 0              0.00          88.14
        1.70  to  1.80           5        21,778,841             10.27          98.41
            >   1.80             1         3,376,535              1.59         100.00
                                        ------------           -------         ------
        TOTALS:                 43      $212,045,634            100.00%

                Weighted Avg DSCR:  1.37        Range: 1.12x - 2.82x



____________________________
Loan to Value
____________________________

          LTV                    #      Sum of Loan Bal         % of Total
  -------------------           ---     ---------------         ----------
        45 to 50                 1      $  3,376,535              1.59%
        50 to 55                 3        10,277,868              4.85
        55 to 60                 4        10,866,884              5.12
        60 to 65                 6        25,118,602             11.85
        65 to 70                12        88,869,768             41.83
        70 to 75                17        73,715,976             34.76
                                ---     ------------            -------
        TOTALS:                 45      $212,045,634            100.00%

                Weighted Avg LTV : 66.96%       Range: 45% to 75%

_____________________________
Current Coupon
_____________________________

           Coupon                #      Sum of Loan Bal         % of Total
        ---------------         ---     ---------------         ----------
        7.50  to  8.00%          1      $  3,376,535              1.59%
        8.00  to  8.50           3        38,868,662             18.33
        8.50  to  9.00          12        65,800,868             31.03
        9.00  to  9.50           5        26,129,747             12.32
        9.50  to  10.00          9        32,682,335             15.41
        10.00  to  10.50         5        12,343,297              5.82
        10.50  to  11.00         6        24,995,439             11.79
        11.00  to  11.50         2         7,848,751              3.70
                                ---     ------------             ------
                                43      $212,045,634            100.00%

        Weighted Avg Coup:  9.256%      Range:  7.95% to 11.16%

_______________________________
Property Type
_______________________________

        Property Type           #       Sum of Loan Bal         % of Total
        -------------           --      ---------------         ----------
        Multi Family            21      $ 73,154,562             34.50%
        Retail                  12        66,397,916             31.31
        Office/Ind.              1        28,276,818             13.34
        Hotel                    5        24,244,468             11.43
        Industrial               2        10,825,137              5.11
        Retail/Office            1         5,425,637              2.56
        Office                   1         3,721,096              1.75
                                ---     ------------            -------
                                43      $212,045,634            100.00%

_______________________________
Maturity Date
_______________________________

        Maturity Date           #       Sum of Loan Bal         % of Total
        --------------          --      ---------------         ----------
        1998                     1      $ 11,623,738              5.48%
        1999                     2         6,257,124              2.95
        2000                     2        12,363,480              5.83
        2001                    14        50,571,616             23.85
        2002                     6        29,589,034             13.95
        2003                     1         4,695,446              2.21
        2004                     1         4,426,949              2.09
        2005                    12        49,053,861             23.13
        2006                     4        43,464,385             20.50
                                ---     ------------            ------
                                43      $212,045,634            100.00%

  Weighted Average Maturity: 88 months   Range: July 1, 1998 to January 1, 2006

_______________________________
State
_______________________________

                State           #       Sum of Loan Bal         % of Total
                ------          --      --------------          ----------
                GA              11      $ 47,729,859             22.51%
                TX               9        28,950,583             13.65
                WA               1        28,276,818             13.34
                NJ               4        26,930,810             12.70
                FLA              4        22,417,866             10.57
                NV               1        11,745,454              5.54
                KS               2         8,553,770              4.03
                NE               1         6,002,015              2.83
                CT               1         5,539,426              2.61
                NY               3         5,527,686              2.61
                TN               1         4,849,310              2.29
                AZ               1         4,597,097              2.17
                OK               1         3,646,390              1.72
                SC               1         3,400,148              1.60
                MD               1         2,536,028              1.20
                LA               1         1,342,375              0.63
                                ---     ---------------         ----------
                                43      $212,045,634            100.00%

________________________________
Originator
________________________________

        Originator                      #       Sum of Loan Bal  % of Total
        ----------                      --      ---------------  ----------
        RFG Financial, Inc.             14      $ 76,679,655      36.16%
        Greenwich Capital Financial
        Products Inc.                   17        53,010,985      25.00
        Salomon Bros Realty Corp         7        57,117,009      26.94
        Union Capital                    4        20,143,577       9.50
        CapSource                        1         5,094,408       2.40
                                        --      --------------- -----------
                                        43      $212,045,634     100.00%

________________________________
Prepayment Penalty
________________________________

        Prepayment Penalties:                     #   SUM OF LOAN BAL.    %of Total
        ---------------------                     -   ----------------    ---------
        Lockout then yld mtn.                    13     64,372,778           30.4%
        Lockout then greater of 1%/yld mt.        6     53,699,257           25.3
        Yld. Mtn. then declining pct.            12     32,653,851           15.4
        Greater of 1%/Yld Mtn then decl penalty   6     25,451,542           12.0
        Yield Maintenance                         5     24,244,468           11.4
        Lockout then declining pct.               1     11,623,738            5.5
                                                 --   ----------           -------
                                                 43   $212,045,634          100.0%

DISCLAIMER
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THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH
RESPECT TO THE SERIES 1996-C1 INVESTOR CERTIFICATES: HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION WITH RESPECT TO THE OFFERING OF THE SERIES 1996 C1 INVESTOR CERTIFICATES. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT
AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE RPOSPECTUS.

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus supplement and prospectus ("Final Prospectus") relating to the Certificates referred to above in making their investment decision.

The information contained herein is certain of the information set forth in the preliminary Prospectus Supplement dated February 14, 1996 to the Prospectus dated February 14, 1996 (collectively, the "Preliminary
Prospectus"), relating to the Salomon Brothers Mortgage Securities VII, Inc. Mortgage Pass-Through Certificates, Series 1996-C1 (the "Certificates") and should be reviewed only in conjunction with a careful review of the Preliminary Prospectus. Such information does not include all information relating to the structure of the Certificates and does not include all relevant information relating to the underlying mortgage loans. Such information is set forth in the Preliminary Prospectus, and particular attention should be paid to the risks and special considerations associated with an investment in the Certificates described in the Preliminary Prospectus. The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.

All mortgage loan information contained in this herein is preliminary and it is anticipated that such information will change. Any information contained in this herein will be more fully described in, and such information and the information in the Preliminary Prospectus will be fully superseded by, the information contained in the Final Prospectus.

     Prior to making any investment decision, a prospective investor shall receive and should carefully review the Final Prospectus. NOTHING LISTED BELOW SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CERTIFICATES. SALES OF THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS A PROSPECTIVE INVESTOR HAS RECEIVED THE FINAL PROSPECTUS.

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